Exhibit 10.45

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made as of this 24th day of February, 2006, by and among Devcon International Corp., a Florida corporation, with headquarters located at 595 South Federal Highway, Suite 500, Boca Raton, Florida 33432 (the ”Company”), on the one hand, and Steelhead Investments, Ltd., Castlerigg Master Investments, Ltd. and CS Equity II, LLC (each individually, a “Buyer” and collectively, the “Buyers”).

Recitals

WHEREAS, the Company and Buyers are parties to that certain Securities Purchase Agreement, dated as of February 10, 2006, (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement; and

WHEREAS, the parties desire to conduct the Initial Closing contemplated under the Agreement on March 6, 2006 notwithstanding that the Agreement provides for this closing to occur by the fifth business day after notice is given, which notice is required to be supplied no later than February 24, 2006; and

WHEREAS, the Company and Purchaser desire to amend the Agreement to revise certain provisions pertaining to the Additional Closing Date required under the Agreement if the Information Statement required under the terms of the Agreement is not reviewed by the Securities and Exchange Commission (the “SEC”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1(b) of the Agreement is hereby amended by deleting the words “on the fifth (5th) Business Day” and substituting the words “on the sixth (6th) Business Day” therefor.

2. Section 1(c) of the Agreement is hereby amended by deleting the words “April 5, 2006” and substituting the words “May 10, 2006” therefor and by deleting the words “April 15, 2006” and substituting the words “May 19, 2006” therefor.

3. Section 4(p) of the Agreement is hereby amended by deleting the words “April 15, 2006” and substituting the words “May 19, 2006” therefor.

4. Section (1) of Exhibit B, the Certificate of Designations, is hereby amended by deleting the words “April 1, 2006” and substituting the words “the first business day of the first full quarter to occur after the Initial Issuance Date” therefor.

5. Except as specifically amended hereby, the Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed.

6. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

DEVCON INTERNATIONAL CORP.

By:	/s/ Stephen J. Ruzika
Name:	Stephen J. Ruzika
Title:	Chief Executive Officer and President

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

STEELHEAD INVESTMENTS LTD.

By:	/s/ J. Baker Gentry, Jr.
Name:	J. Baker Gentry, Jr.
Title:	Authorized Signatory

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

CASTLERIGG MASTER INVESTMENTS, LTD.

By:	/s/ Kenneth Glassman
Name:	Kenneth Glassman
Title:	Senior Managing Director

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

CS EQUITY II LLC

By:	/s/ Joseph Turitz
Name:	Joseph Turitz
Title:	Authorized Signatory

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